                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement           [   ]  CONFIDENTIAL, FOR USE OF THE
                                                    COMMISSION ONLY (AS PERMITTED BY RULE
                                                    14A-6(E)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                         SKANEATELES BANCORP, INC.
--------------------------------------------------------------------------------
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


--------------------------------------------------------------------------------
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):

[   ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
       Item 22(a)(2) of Schedule 14A.

[   ]  $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------

       (2) Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------

       (4) Proposed maximum aggregate value of transaction:
                                                            ---------------

       (5) Total fee paid:
                           ------------------------------------------------

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:
                                  ----------------------------------------
       (2) Form, Schedule or Registration Statement No.:
                                                        ------------------
       (3) Filing Party:
                        --------------------------------------------------
       (4) Date Filed:
                      ----------------------------------------------------

[ X ]  No fee required

                            SKANEATELES BANCORP, INC.





                                                                  March 20, 1998

Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Skaneateles Bancorp, Inc., the holding company for Skaneateles Savings Bank, to be held on Tuesday, April 21, 1998, at 10:00 a.m. local time. The Annual Meeting will take place at the Skaneateles Country Club, West Lake Road, Skaneateles, New York. The Board of Directors and members of management look forward to greeting you at the meeting.

         The Annual Meeting has been called for the following purposes: (1) to elect four directors for a three-year term each; (2) to ratify the appointment by the Board of Directors of KPMG Peat Marwick LLP as independent auditors for the fiscal year ending December 31, 1998; (3) to amend the Company's certificate of incorporation to increase the number of shares of Common Stock, par value $.01 per share, which the Corporation has authority to issue, from 2,500,000 to 4,000,000; (4) to ratify and approve the 1998 Stock Option Plan (the "Option Plan"); (5) to ratify and approve the 1998 Non-Employee Director Warrant Plan (the "Warrant Plan"); and (6) to transact such other business as may properly come before the meeting or any adjournment thereof.

         It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are requested to complete, sign and return the enclosed proxy card in the attached self-addressed, postage paid envelope as soon as possible.

                                                 Sincerely yours,



                                                 JOHN P. DRISCOLL
                                                 Chairman, President and
                                                 Chief Executive Officer

                            SKANEATELES BANCORP, INC.
                              33 E. GENESEE STREET
                        SKANEATELES, NEW YORK 13152-0460
                                 (315) 685-2265

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 21, 1998

         NOTICE IS HEREBY GIVEN that an annual meeting (the "Annual Meeting") of shareholders of Skaneateles Bancorp, Inc. (the "Company"), the holding company for Skaneateles Savings Bank ("Skaneateles" or the "Bank"), will be held on Tuesday, April 21, 1998 at 10:00 a.m. local time at the Skaneateles Country Club, West Lake Road, Skaneateles, New York 13152 for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

(1) To elect four directors for a three-year term each or until their successors have been elected and qualified (Proposal No. 1);

(2) To ratify the appointment by the Board of Directors of KPMG Peat Marwick LLP as independent auditors for the fiscal year ending December 31, 1998 (Proposal No. 2);

(3) To amend the Company's certificate of incorporation to increase the number of shares of Common Stock, par value $.01 per share, which the Corporation has authority to issue, from 2,500,000 to 4,000,000 (Proposal No. 3);

(4) To ratify and approve the 1998 Stock Option Plan (the "Option Plan") (Proposal No.4);

(5) To ratify and approve the 1998 Non-Employee Director Warrant Plan (the "Warrant Plan") (Proposal No. 5); and

(6) To transact such other business as may properly come before the meeting or any adjournment thereof

         Pursuant to the Company's Bylaws, the Board of Directors of the Company has fixed the close of business on February 20, 1998 as the record date for the Annual Meeting. Only holders of common stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                                         By Order of the Board of Directors




                                         J. David Hammond
                                         Secretary



Skaneateles, New York
March 20, 1998

--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE POSTAGE PAID ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
--------------------------------------------------------------------------------

                            SKANEATELES BANCORP, INC.
                              33 E. GENESEE STREET
                        SKANEATELES, NEW YORK 13152-0460
                                 (315) 685-2265

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 21, 1998

         This Proxy Statement is furnished as part of the solicitation of proxies by the Board of Directors of Skaneateles Bancorp, Inc. (the "Company"), the holding company for Skaneateles Savings Bank ("Skaneateles" or the "Bank"), for use at the 1998 annual meeting of shareholders (the "Annual Meeting") of the Company to be held at the Skaneateles Country Club, West Lake Road, Skaneateles, New York 13152 on April 21, 1998 at 10:00 a.m. local time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Shareholders. This Proxy Statement, together with the enclosed proxy, is first being mailed to shareholders on or about March 20, 1998.

         The proxy solicited hereby and attached hereto, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein by Gary L. Karl, or his assigns, who has been duly appointed by the Board of Directors to vote such proxies. If no contrary instructions are given, each proxy received will be voted for the proposals contained herein. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by: (i) filing with the Secretary of the Company written notice thereof (c/o J. David Hammond, Secretary, Skaneateles Bancorp, Inc., 33 E. Genesee Street, Skaneateles, New York 13152-0460); (ii) submitting a duly executed proxy bearing a later date; or
(iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof, and will not be used for any other meeting.

                                VOTING SECURITIES

         The securities that can be voted at the Annual Meeting are shares of Skaneateles Bancorp, Inc. common stock, par value $0.01 per share ("Common Stock"). Only shareholders of record at the close of business on February 20,1998 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were 1,439,084 shares of Common Stock issued and outstanding, held of record by 603 shareholders, and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting. All share and per share data contained herein (except amounts included in Proposal No.3) have been retroactively adjusted to reflect the 3-for-2 stock split effected on November 28, 1997.

                        PRINCIPAL HOLDERS OF COMMON STOCK

         The following table (with notes thereto) sets forth information as of the Record Date with respect to ownership of Common Stock by any person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who is known to the Company to be the beneficial owner of more than 5% of Common Stock and with respect to ownership of Common Stock by all directors and executive officers of the Company as a group (such information being based on information filed by or on behalf of the beneficial holder concerned).

                                                     AMOUNT AND NATURE OF BENEFICIAL    PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                          OWNERSHIP (1)                CLASS
-----------------------------------------------------------------------------------------------------


Jeffrey L. Gendell                                             132,300 (2)                 9.19
Tontine Partners, L.P.
31 West 52nd Street, 17th Floor
New York, NY 10019

Dimensional Fund Advisors                                       90,000 (3)                 6.25
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

All current directors and executive officers as a
group (13 persons)
                                                                 145,074                   9.82

 (1)In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended ("1934 Act"), a person is deemed to be the beneficial owner for purposes of this table of any shares of Common Stock (a) over which he or she has or shares voting or investment power, or (b) of which he or she has the right to acquire beneficial ownership at any time within 60 days from February 20, 1998. For purposes of the 1934 Act, "voting power" is the power to vote or direct the voting of shares, and "investment power" is the power to dispose or direct the disposition of shares. All shares shown in the table above have sole voting and investment power, except as otherwise indicated. This table includes shares of Common Stock subject to outstanding options granted pursuant to the Company's Employee Stock Option and Director's Warrant Plans. As of February 20, 1998, executive officers as a group held vested options to purchase 38,675 shares. There were no vested warrants as of this date. See "Compensation of Executive Officers."
(2) As reported by Jeffrey L. Gendell and Tontine Financial Partners, L.P., a Delaware limited partnership ("Tontine"), in a statement as of September 28, 1995 on Schedule 13D under the Exchange Act. Of the 132,300 shares reported above, Mr. Gendell reported sole dispositive powers as to 52,500 shares, and both Mr. Gendell and Tontine reported shared voting and dispositive powers as to 79,800 shares.
(3) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 90,000 shares of Common Stock as of December 31, 1997, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

     Sole Voting Power:           49,950 shares*
     Shared Voting Power:         0
     Sole Dispositive Power:      90,000
     Shared Dispositive Power:    0

    * Persons who are officers of Dimensional Fund Advisors Inc. also serve as officers of DFA Investment Dimensions Group Inc., (the "Fund") and the DFA Investment Trust Company (the "Trust"), each an open-end management investment company registered under the Investment Company Act of 1940. In their capacity as officers of the Fund and the Trust, these persons vote 25,200 additional shares which are owned by the Fund and 14,850 shares which are owned by the trust (both included in "Sole Dispositive Power" above).

                    INFORMATION WITH RESPECT TO NOMINEES FOR
              DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         In accordance with the Company's Certificate of Incorporation, the Board of Directors shall be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually. In accordance with the Company's Bylaws, the size of the Board is presently set at ten by the Board of Directors.

THE NOMINEES

         Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the four candidates listed who are being nominated for a three-year term. There are no arrangements or understandings between the persons named and any other person pursuant to which such nominee was selected. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy will nominate and vote for a replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as director if elected. Each nominee is also a director of the Bank. Nominees receiving a plurality of the votes represented in person or by proxy at the Annual Meeting will be elected director.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE FOLLOWING NOMINEES FOR DIRECTOR POSITIONS:

DIRECTORS WITH A TERM EXPIRING IN 2001

                                                                                                        COMMON STOCK
                                                                                                      BENEFICIALLY OWNED
                                          POSITION WITH THE COMPANY AND PRINCIPAL                   DIRECTLY OR INDIRECTLY
NAME                             AGE       OCCUPATION DURING THE PAST FIVE YEARS      DIRECTOR      AS OF FEBRUARY 20, 1998
                                                                                      OF BANK    ------------------------------
                                                                                      SINCE (1)    AMOUNT       PERCENT (2)
-------------------------------------------------------------------------------------------------------------------------------

Walter D. Copeland               64    Director; Retired, President, Walter D.          1994      1,742 (3)
                                       Copeland Organization, Inc., a real estate
                                       consulting firm.


John P. Driscoll                 58    Chairman, President and Chief Executive          1992       31,931 (4)       2.16
                                       Officer of the Company.

Carl W. Gerst, Jr.               60    Director; Executive Vice President, Chief        1982        6,048
                                       Operating Officer and Director of Anaren
                                       Microwave, Inc., a manufacturer of microwave
                                       and electronic subsystems for commercial and
                                       defense applications.

John Bernard Henry               69    Director; Professor of pathology and former      1989         3,750
                                       President of the State University of New                      (5)
                                       York Health Science Center at Syracuse.

(1) Includes terms as Trustee prior to the Bank's conversion from a mutual to stock form of organization on May 30, 1986.
(2) All holdings amount to less than 1% of the issued and outstanding Common Stock, unless otherwise indicated.
(3) Shares owned by Walter D. Copeland and Concetta M. Copeland Revocable Living Trust dated October 11, 1995, Walter D. Copeland and Concetta M. Copeland, trustees.
(4) Includes vested options to purchase 28,400 shares.
(5) All shares held jointly with Mr. Henry's wife, with whom Mr. Henry has shared voting and investment power.

DIRECTORS WITH A TERM EXPIRING IN 1999

                                                                                                        COMMON STOCK
                                                                                                     BENEFICIALLY OWNED
                                                                                                   DIRECTLY OR INDIRECTLY
                                                                                      DIRECTOR     AS OF FEBRUARY 20, 1998
                                          POSITION WITH THE COMPANY AND PRINCIPAL      OF BANK   ------------------------------
NAME                             AGE       OCCUPATION DURING THE PAST FIVE YEARS      SINCE (1)     AMOUNT      PERCENT (2)
-------------------------------------------------------------------------------------------------------------------------------

David E. Blackwell               59    Director; Retired, President, Auburn Steel       1993        2,555
                                       Company, Inc.

Howard J. Miller                 65    Director; Retired, Vice President,               1993      3,558 (3)
                                       Distribution
                                       Crucible Service Centers.

Raymond C. Traver, Jr., M.D.     55    Director; Orthopedic Surgeon.                    1990      11,517 (4)

(1) Includes terms as Trustee prior to the Bank's conversion from a mutual to stock form of organization on May 30, 1986.
(2) All holdings amount to less than 1% of the issued and outstanding Common Stock, unless otherwise indicated.
(3) Includes 750 shares held by Mr. Miller's wife.
(4) Includes 6,075 shares held in trust under an employee defined contribution pension plan and 786 shares held by Dr. Traver as custodian for his children.

NOMINEES FOR DIRECTOR WITH A TERM EXPIRING IN 2000

                                                                                                         COMMON STOCK
                                                                                                       BENEFICIALLY OWNED
                                                                                                     DIRECTLY OR INDIRECTLY
                                                                                     DIRECTOR       AS OF FEBRUARY 20, 1998
                                          POSITION WITH THE COMPANY AND PRINCIPAL     OF BANK    ------------------------------
NAME                             AGE       OCCUPATION DURING THE PAST FIVE YEARS       SINCE       AMOUNT      PERCENT (2)
-------------------------------------------------------------------------------------------------------------------------------

Israel Berkman                   69    Director; Retired, Examining Officer of the      1992 (1)   3,041
                                       Federal Reserve Bank of New York.

Ann G. Higbee                    55    Director; Managing Partner, Public Relations     1993       6,100
                                       Services, Eric Mower and Associates.

Anne E. O'Connor                 62    Director; Corporate Secretary, Kopp Billing      1995      52,416 (3)      3.64
                                       Agency, a medical billing agency.

(1) Mr. Berkman is a director of the Company, but not the Bank.
(2) All indicated holdings amount to less than 1% of the issued and outstanding Common Stock, unless otherwise indicated.
(3) Shares owned by Mrs. O'Connor's husband.

DIRECTOR NOMINATIONS

         Article III, Section 13 of the Company's Bylaws provides that the Board of Directors shall act as a nominating committee for selecting the nominees for election as directors. Accordingly, the Board, as a whole, nominates individuals for election to the Board. The Board seeks individuals of proven judgment and competence who are outstanding in their field, and considers such factors as anticipated participation in Board activities, education, special talents or skills, and personal attributes. Shareholders may name nominees for election to the Board of Directors by submitting written nominations to the Secretary of the Company not less than 60 days nor more than 90 days prior to the date of the Annual Meeting. Such shareholder's notice shall set forth as to (a) each person whom the shareholder proposes to nominate for election or re-election as a director: (i) the name, age, business address, residence address, and shares of the Company's Common Stock held by such person, (ii) the principal occupation or employment of such person, and (iii) such person's written consent with respect to serving as a director, if elected; and (b) the shareholder giving the notice:
(i) the name and address of such shareholder and (ii) the number of shares of the Company's Common Stock which are owned of record by such shareholder. If any shareholder nomination is properly and timely made in accordance with Article III, Section 13 of the Bylaws, ballots will be provided for use by shareholders at the Annual Meeting bearing the name of such nominee or nominees.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The members of the Company's Board of Directors also serve as the members of the Bank's Board of Directors, with the exception of Israel Berkman. The Bank's Board of Directors meets regularly each month, and the Board of the Company meets at least quarterly. The Company's Board of Directors held a total of 6 meetings during 1997. No incumbent director attended less than 75% of the aggregate number of meetings of the Company's Board of Directors and meetings held by all committees of the Company's Board on which such director served during the last fiscal year. The Bank's standing committees of the Board of Directors include the following: the Executive Committee, the Examining Committee, the Personnel and Compensation Committee and the Asset/Liability Management Committee. The Bank's Examining Committee serves as the Company's Examining Committee and the Bank's Personnel and Compensation Committee serves as the Company's Personnel and Compensation Committee. The Board as a whole nominates new directors.

         The Examining Committee reviews the internal and external audits of the Company and Bank and the adequacy of the Company's and the Bank's accounting, financial and compliance controls, and makes recommendations to the Company's Board regarding the appointment of independent auditors. During 1997, this Committee held 6 meetings, and its present members are Israel Berkman, David E. Blackwell, Ann G. Higbee, Howard J. Miller and Anne E. O'Connor.

         The Personnel and Compensation Committee reviews and makes recommendations to the Board regarding compensation levels, adjustments and employee benefits to be instituted. The Personnel and Compensation Committee held 3 meetings in 1997, and its present members are David E. Blackwell, John P. Driscoll, Carl W. Gerst, Jr., John B. Henry, Ann G. Higbee, Howard J. Miller and Raymond C. Traver, Jr.

COMPENSATION OF EXECUTIVE OFFICERS

         Since the formation of Skaneateles Bancorp, Inc., none of its executive officers has received any separate form of compensation from the Company. Officers receive compensation in their positions as officers of the Bank.

         The following table sets forth the compensation paid by the Bank to the Company's Chairman, President and Chief Executive Officer and to each executive officer whose aggregate annual salary and bonus exceeded $100,000 for services rendered in all capacities during the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                                LONG TERM
                                                       ANNUAL COMPENSATION                    COMPENSATION
                                       --------------------------------------------------   ----------------
                                                                                                 AWARDS OF
                                                                                                SECURITIES
NAME AND PRINCIPAL                                                          OTHER ANNUAL        UNDERLYING          ALL OTHER
POSITION                        YEAR      SALARY (1)          BONUS         COMPENSATION        OPTIONS (#)       COMPENSATION
----------------------------------------------------------------------------------------------------------------------------------

John P. Driscoll                1997       $ 143,691       $ 34,588(2)      $ 11,635(3)            5,700          $ 21,233(4)
Chairman, President & CEO       1996         141,969          30,670           17,936              4,667            18,475
                                1995         124,547          17,406           10,113                0              26,417

J. David Hammond                1997          94,248          13,436 (2)         0                 3,000             6,165 (5)
Executive Vice President &      1996          92,777           9,170             0                 1,500             1,492
Secretary                       1995          22,332            0                0                 5,000               0


(1) Includes the cost of shares allocated under the Company's Employee Stock Ownership Plan. Mr. Hammond joined the Company in September 1995.
(2) Bonuses were paid in February 1998.
(3) Comprised entirely of country club dues.
(4) Includes contributions to the Company's 401(k) plan totaling $14,106 and premium payments on an individual flexible premium deferred variable annuity totaling $7,127.
(5) Comprised entirely of contributions to the Company's 401(k) plan.

                              OPTION GRANTS IN 1997

         The following table sets forth stock options granted to the Company's Chairman, President and Chief Executive Officer and named executive officers during 1997.


                                         INDIVIDUAL GRANTS
------------------------------------------------------------------------------------------------------------------------------
                          NUMBER OF           % OF TOTAL
                          SECURITIES        OPTIONS GRANTED
                          UNDERLYING        TO EMPLOYEES IN        EXERCISE PRICE     EXPIRATION          GRANT DATE PRESENT
NAME                   OPTIONS GRANTED (1)       1997                PER SHARE           DATE                   VALUE (2)
------------------------------------------------------------------------------------------------------------------------------

John P. Driscoll             5,700                41.3               $ 10.83          January 2007             $ 18,582
J. David Hammond             3,000                21.7                 10.83          January 2007                9,780

(1) Options were granted on January 21, 1997 under the Company's 1991 Long Term Incentive and Capital Accumulation Plan, and are exercisable 50% per year after date of grant.

(2) The Black-Scholes option pricing model was used to calculate the grant date present value. Significant assumptions are as follows:

        -      expected stock price volatility                26.61%
        -      risk-free rate of return                         5.70%
        -      expected dividend yield                          1.32%
        -      Expected time of exercise                     5 years


       AGGREGATED OPTION EXERCISES IN 1997 AND 1997 YEAR END OPTION VALUES

         The following table sets forth information with respect to the Chief Executive Officer and named executive officers, concerning exercises of stock options during 1997 and the number and value of unexercised options held at December 31, 1997.

                                                               NUMBER OF SECURITIES               VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED OPTIONS    IN-THE-MONEY OPTIONS AT DECEMBER
                           SHARES                              AT DECEMBER 31, 1997                    31, 1997 (2)
                          ACQUIRED         VALUE          --------------------------------  ----------------------------------
         NAME          ON EXERCISE (#)   REALIZED (1)       EXERCISABLE    UNEXERCISABLE       EXERCISABLE     UNEXERCISABLE
------------------------------------------------------------------------------------------------------------------------------

John P. Driscoll              0               0               28,400          16,100           $ 394,640         182,255
J. David Hammond              0               0                  450           4,800               5,047          48,822

(1) Market value of underlying securities at exercise, minus the exercise price.
(2) Market value of underlying securities at December 31, 1997, minus the exercise price.

COMPENSATION OF DIRECTORS

         Directors who are not executive officers of the Company receive a fee of $400 per Board meeting attended. In addition, non-officer members of committees of the Board receive a fee of $250 per committee meeting attended. Directors who are also officers of the Company receive no compensation for attendance at Board or committee meetings.

         The 1995 Non-Employee Directors Warrant Plan (the "Warrant Plan") was established to attract, retain and compensate for the services of highly qualified individuals who are not employees of Company or the Bank, as members of their respective boards of directors, and to enable them to increase their ownership in the Company's common stock. Under the Warrant Plan, those outside directors receive warrants (or options) to purchase shares of Common Stock only if the Company achieves specified performance levels. The total number of shares that may be issued pursuant to warrants granted under the Warrant Plan shall not exceed 75,000. Each warrant that is granted vests and becomes exercisable over a three-year period in increments of one-third on each anniversary of the grant date. In April 1997, 13,500 warrants were granted at an exercise price of $12.83 per share.

EMPLOYMENT AGREEMENTS
---------------------

         Mr. Driscoll has an employment agreement with the Company and the Bank which provides for an annual adjustment in Mr. Driscoll's salary as determined by the Board of Directors based upon an annual review of his compensation. The Board of Directors has set Mr. Driscoll's base salary for 1998 at $138,000. Mr. Driscoll is also entitled to receive cash bonuses based on the Company's attainment of specific levels of earnings per share, and as the Board, in its discretion, may award.

        Under his agreement, Mr. Driscoll will receive a continuation of his salary and benefits for three years if his employment is terminated by the Company for any reason other than "cause", including a "change in control" of the Company.

        The Company and the Bank also entered into agreements with J. David Hammond, Executive Vice President, and William Welch, J. Daniel Mohr and Karen Lockwood, Vice Presidents, pursuant to which they will receive a continuation of their respective salaries and benefits for eighteen months (twenty-four in the case of Mr.
Hammond) if a "change in control" of the Company occurs.

        The named executive officers, like all eligible employees of the Bank, are entitled to receive a bonus tied to specified target levels of the Company's earnings per share, as well as to individual and departmental goals.

PERFORMANCE GRAPH

         The following table compares cumulative total shareholder returns on the Company's stock over the last five years to the NASDAQ Stock Market Index for U.S. companies and the NASDAQ Bank Index. Total return values were calculated assuming a $100 investment on December 31, 1992 and reinvestment of all dividends. The following graph shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the 1934 Act, and shall not be deemed filed under either such act.

                                              TOTAL RETURN
                      .............................................................
              DATE    SKANEATELES BANCORP       NASDAQ US         NASDAQ BANKS
            .......................................................................
                 1992         100                 100                  100
                 1993         100                 115                  114
                 1994         120                 112                  114
                 1995         156                 159                  169
                 1996         183                 195                  223
                 1997         381                 240                  377


INDEBTEDNESS OF MANAGEMENT

         The Bank may make loans to directors and any executive officers of the Company to the extent permitted by banking law. Any extensions of credit, to directors or executive officers of the Company whether past or future, are made in the ordinary course of business on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features.

COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT

         Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") requires the reporting of transactions by insiders in the Company's common stock to the Securities and Exchange Commission (the "Commission") within required time frames. All filings required under Section 16 of the Exchange Act during 1997 were made in a timely manner, except for a Form 4 due for the month of January 1997 for the following directors: Clifford C. Abrams, Israel Berkman, David E. Blackwell, Walter D. Copeland, Carl W. Gerst, Jr., Ann G. Higbee, Howard J. Miller and Raymond C. Traver, Jr. The required forms were filed late due to an oversight. In making these statements, the Company has relied on written representations of its incumbent executive officers and directors.

                                 PROPOSAL NO. 2

                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors of the Company has appointed KPMG Peat Marwick LLP, independent auditors, to perform the audit of the Company's financial statements for the year ending December 31, 1998, and has further directed that the selection of auditors be submitted for ratification by a majority of the outstanding shares of Common Stock present by proxy or in person and voting at the Annual Meeting. KPMG Peat Marwick LLP was the Company's independent auditors for the year ended December 31, 1997.

         Representatives from KPMG Peat Marwick LLP will be present at the Annual Meeting and will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                                 PROPOSAL NO. 3

            APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO
                   INCREASE THE NUMBER OF AUTHORIZED SHARES OF
                                  COMMON STOCK

        The Company's certificate of incorporation, as amended (the "Certificate of Incorporation"), currently authorizes the Company to issue three million (3,000,000) shares of stock in the aggregate, of which 2,500,000 may be Common Stock, and 500,000 may be Serial Preferred Stock, par value $.01 per share (the "Preferred Stock"). As of the Record Date, there were 1,439,084 shares of Common Stock and no shares of Preferred Stock issued and outstanding. Of the remaining 1,060,916 authorized but unissued shares of Common Stock, 381,000 were reserved for issuance in connection with the Company's Dividend Reinvestment Plan, Stock Purchase Plan and stock option and warrant plans. The Company thus has only a limited number of authorized but unissued shares available for issuance from time to time as may be necessary in connection with future capital needs, financing or investment opportunities, potential acquisitions, the declaration of stock dividends, stock splits or other distributions, or for other corporate purposes.

        With the limited number of shares currently available for such uses, it is presently impractical for the Company to evaluate or seek to raise capital or consummate business combinations or other transactions which, if they could be accomplished through the issuance of Common Stock, might enhance shareholder value. If additional shares are available, transactions dependent upon the issuance of additional shares would be less likely to be undermined by the delays and uncertainties occasioned by the need to obtain shareholder approval. The ability to issue shares in these circumstances will also permit the Company to avoid expenses incurred in holding special meetings of shareholders to seek such authority in the context of a specific opportunity. Thus, the Board of Directors believes that the proposed amendment will provide several long-term advantages to the Company and its shareholders and is in the best interests of the Company.

        Accordingly, on February 10, 1998, the Board of Directors of the Company approved and adopted resolutions to amend Article 4 of the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 2,500,000 shares to 4,000,000 shares, subject to approval of the shareholders at the Annual Meeting.

        The Company has no present plans, commitments, understandings or arrangements for issuing the additional shares to be authorized by the proposed amendment. The Board of Directors believes that it is advisable and in the best interests of the Company to have such additional shares authorized and available for issuance in order to enable the Company, as the need may arise, to take prompt advantage of market conditions and opportunities without the delay and expense incident to the holding of a special meeting of shareholders of the Company.

        The future issuance by the Company of additional shares of Common Stock may have a dilutive effect on earnings per share and the voting power of the present equity ownership position of current holders of the Common Stock. The proposed amendment is not intended to have an anti-takeover effect. The issuance, however, of any of the shares proposed to be authorized, as well as currently authorized but unissued shares, may potentially have an anti-takeover effect by making it more difficult to obtain shareholder approval of actions such as certain business combinations or removal of management.

        The affirmative vote of the holders of not less than a majority of the outstanding shares of Common Stock is required to approve and adopt the proposed amendment to the Company's Certificate of Incorporation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 4,000,000 SHARES.

                                 PROPOSAL NO. 4

                       APPROVAL OF 1998 STOCK OPTION PLAN

         On February 10, 1998, the Board of Directors adopted a resolution approving the 1998 Stock Option Plan (the "Option Plan") effective as of that date, subject to approval and ratification by the Shareholders at the Annual Meeting.

         The Option Plan is designed to attract, retain and compensate for the services of highly qualified individuals as employees of the Company. Under the Option Plan, these key employees may receive options to purchase shares of Common Stock. The Option Plan will be beneficial to the Company and its shareholders by encouraging participating employees to have a greater personal financial stake in the Company through the ownership of Common Stock, thus underscoring their common interest with the shareholders in increasing the value of the Common Stock over the long-term. The Option Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act.

         The Board of Directors believes that the Option Plan is needed because there are only a limited number of options remaining available for grant pursuant to the Company's Long-Term Incentive and Capital Accumulation Plan, adopted in 1991 (the "1991 Plan").

         The following description of the Option Plan is qualified in its entirety by reference to the full text thereof set forth in Exhibit A to this Proxy Statement. Shareholders are urged to read the actual text of the Option Plan in its entirety.

DESCRIPTION OF OPTION PLAN

         The following is a summary of the principal features of the Option
Plan.

         SHARES AVAILABLE. The Option Plan provides for the granting of stock options to purchase up to 71,500 shares of Common Stock (subject to adjustment as described below). If any option granted under the Option Plan expires or terminates without having been exercised in full, shares subject to the unexercised portion of such option may again be available for other option grants under the Option Plan.

         NATURE OF OPTIONS. The Company may grant under the Option Plan both incentive stock options within the meaning of section 422 of the Internal Revenue Code ("Incentive Stock Options") and stock options that do not qualify for treatment as Incentive Stock Options ("Nonstatutory Stock Options"). The Company receives no consideration for the grant of any options under the Option Plan.

         TERM. The Option Plan will continue in effect until all shares of Common Stock subject to issuance under options granted thereunder have been purchased or expire unexercised, provided that no options may be granted under the Option Plan after February 10, 2008.

         ADMINISTRATION. The Option Plan will be administered by a committee (the "Stock Option Committee") designated by the Company's Board of Directors. Each member of the Stock Option Committee must be a disinterested director within the meaning of Rule 16b-3 promulgated under the Exchange Act. Subject to the express provisions of the Option Plan, the Stock Option Committee has authority in its discretion and without limitation (i) to determine the recipients of options, whether an option is intended to be an Incentive Stock Option or Nonstatutory Stock Option, the times of option grants, the number of shares subject to each option, the exercise price of each option, the term of each option, the date when each option becomes exercisable, and any vesting schedule of each option, and (ii) to make all other determinations necessary or advisable for administering the Option Plan, which determinations will be final and binding on all persons.

         ELIGIBILITY. Options under the Option Plan may be granted to all full-time employees of the Company or the Bank (or any future subsidiary of the Company), as the Stock Option Committee may select from time to time. Officers or directors of the Company who are not employees of the Bank are not eligible to participate. As of December 31, 1997, the Bank had approximately 105 full-time employees eligible to participate in the Option Plan.

         TERMS AND CONDITIONS OF OPTIONS; OPTION PRICE. Except as described below, the minimum option price of any option granted under the Option Plan is the fair market value per share of the Common Stock on the grant date of the option, and the term of the option, which is determined by the Stock Option Committee, may not exceed ten years from the grant date. The fair market value of the Common Stock (reflected by the simple average of the high and low prices thereof as reported by the NASDAQ National Market System ("NASDAQ/NMS") on March 13, 1998) was $ 19.75 per share.

         Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to any person owning stock possessing more than 10% of the voting power of the Company, the option price must be at least 110% of the market value of the Common Stock on the grant date, and the term of the option may not exceed five years from the grant date. In addition, the aggregate fair market value (determined as of the grant date) of the shares with respect to which Incentive Stock Options are exercisable for the first time by any grantee during any calendar year may not exceed $100,000.

         An optionee may pay for the shares subject to the option by one or any combination of the following methods, as determined by the Stock Option Committee on the option grant date: (i) in cash; (ii) by delivery of shares of Common Stock (valued at its then market value) already owned by the optionee; or
(iii) by the Company withholding shares of Common Stock (valued at its then market value) that would otherwise be delivered to the optionee upon such exercise.

         NON-TRANSFERABILITY; EFFECT OF DEATH OR TERMINATION OF EMPLOYMENT. During the lifetime of an optionee, an option may be exercised only by him and only while he is an employee and has been an employee continuously since the option grant. Options may be exercised for stated periods after termination of employment in the case of the optionee's death, permanent and total disability, or termination for other reason. During the lifetime of an optionee, options issued under the Option Plan may not be transferred, whether voluntarily or otherwise.

         ADJUSTMENTS. In the event of a merger, consolidation, recapitalization, stock split or similar event, the aggregate number and kind of shares available for options under the Option Plan, and the number and kind of shares covered by each outstanding option and the price per share thereof, will be appropriately adjusted by the Stock Option Committee.

         AMENDMENTS. The Board of Directors, without further shareholder approval, may at any time further amend the Option Plan, provided that (except for amendments made pursuant to the adjustment provisions described above), no amendment may be made without the approval of the shareholders which would: (i) increase the maximum number of shares that may be issued; (ii) reduce the minimum option exercise price; (iii) change the class of individuals eligible to receive options; (iv) extend the period for granting or exercising options; (v) reduce the market price requirements for option vesting; or (vi) otherwise materially increase the benefits accruing to participants under the Option Plan. In the event that any amendment to the Option Plan so requires approval by the shareholders, then prior to such approval the Stock Option Committee may grant conditional options, which may not be exercised, transferred or encumbered prior to such approval, and which will be automatically canceled if the shareholders fail to approve such amendment at their next meeting.

         SECURITIES ACT REGISTRATION. The Company intends to file with the SEC a Registration Statement on Form S-8 registering the shares issuable upon exercise of options granted under the Option Plan as soon as practicable, assuming the Option Plan is approved and ratified by the shareholders at the Annual Meeting.

FEDERAL INCOME TAX CONSEQUENCES.

         The following summarizes the federal income tax consequences to participants and the Company of the grant and exercise of Nonstatutory Stock Options and Incentive Stock Options under the Option Plan. This discussion is merely a summary and does not purport to be a complete description of the federal income tax consequences of the Option Plan. This description does not cover state and local tax treatment of participation in the Option Plan.

         Nonstatutory Stock Options: The grant of a Nonstatutory Stock Option under the Option Plan will not result in the recognition of gross income to the optionee or a deduction to the Company at the time of the grant. Upon the exercise of a Nonstatutory Option, the optionee will recognize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the exercise price, unless he could be subject to liability under Section 16(b) of the Exchange Act if he were to sell the shares at a profit at such time (in which case, unless the optionee makes a special election under the Code within 30 days after exercise, the optionee will recognize ordinary income for federal income tax purposes six months after the date of the grant; if the optionee timely makes such election, he will recognize ordinary income at the time of exercise). The Company is required to withhold tax on the amount of income recognized by the optionee and is entitled to a tax deduction equal to the amount of such income for the fiscal year of the Company in which ends the taxable year of the optionee in which such amount is included in the optionee's gross income. Subject to certain limitations on the deductibility of capital losses, if an optionee disposes of any shares acquired upon the exercise of a Nonstatutory Stock Option, the optionee will recognize a capital gain or loss equal to the difference between the fair market value of such shares at the time ordinary income was recognized and the amount realized on disposition of such shares. The gain or loss will be either long-term or short-term, depending on whether the shares have been held for more than 12 months from the date of exercise. The Company is not entitled to any tax deduction in connection with such disposition of shares. Capital gain is taxed at ordinary income rates, except that the maximum tax rate for long-term capital gain is currently 28%.

         Incentive Stock Options: In general, no income will be recognized by the optionee and no deduction will be allowed to the Company at the time of the grant or exercise of an Incentive Stock Option. The difference between the exercise price and the fair market value of the shares on the date the Incentive Stock Option is exercised is, however, an item of tax preference to the optionee for purposes of the alternative minimum tax. Depending upon the optionee's individual tax circumstances, there may be minimum tax liability in the year of exercise as a result of the tax preference item. Further, depending upon the optionee's individual tax circumstances, a credit against regular tax corresponding to this minimum tax liability may be allowed in a subsequent year. In computing alternative minimum taxable income in the year in which the optionee disposes of shares acquired through the exercise of an Incentive Stock Option, the basis of the shares so acquired will be increased by the excess of the fair market value of the shares on the date of exercise over the exercise price. Subject to certain limitations on deductibility of capital losses, when the shares acquired upon exercise of an Incentive Stock Option are sold, the optionee will recognize long-term capital gain or loss equal to the difference between the amount realized and the exercise price of the Incentive Stock Option, provided that the sale of the shares is not made within two years from the date of grant of the Incentive Stock Option or within one year of the date of issuance of such shares to the optionee. If such holding period requirements of the Code are not met, the sale of the shares acquired upon exercise of an Incentive Stock Option is a "disqualifying disposition" and, in general, at the time of such disposition, the optionee will recognize (i) ordinary income in an amount equal to the difference between the exercise price and the lesser of the fair market value of the shares on the date the Incentive Stock Option is exercised or the amount realized on such disqualifying disposition, and (ii) capital gain to the extent the amount realized on such disqualifying disposition exceeds the fair market value of the shares on the date the Incentive Stock Option is exercised. Alternatively, if the amount realized on such disqualifying disposition is less than the exercise price, the optionee will recognize a capital loss in the amount of the difference. Any capital gain or loss will be long-term or short-term depending upon the holding period of the shares sold. In the event of a disqualifying disposition, the Company may claim a deduction in the taxable year of the disqualifying disposition equal to the amount taxable to the optionee as ordinary income. In the absence of any disqualifying disposition, the Company is denied any deduction in respect of shares transferred upon the exercise of an Incentive Stock Option.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ADOPTION OF THIS PROPOSAL.

                                 PROPOSAL NO. 5

              ADOPTION OF 1998 NON-EMPLOYEE DIRECTORS WARRANT PLAN

        On February 10, 1998, the Board of Directors adopted a resolution approving the 1998 Non-Employee Directors Warrant Plan (the "Warrant Plan") effective as of that date, subject to approval and ratification by the Shareholders at the Annual Meeting. The Warrant Plan replaces a similar plan approved by the Shareholders in 1995, which expired by its terms on December 31, 1997.

        The Warrant Plan is established to attract, retain and compensate for the services of highly qualified individuals who are not employees of the Company or the Bank as members of their respective Boards of Directors. Under the Warrant Plan, these outside directors will receive warrants (or options) to purchase shares of Common Stock only if the Company achieves certain specified performance levels. The Warrant Plan will be beneficial to the Company and its shareholders by encouraging the outside directors to have a greater personal financial stake in the Company through the ownership of Common Stock, thus underscoring their common interest with the shareholders in increasing the value of the Common Stock over the long-term. The Warrant Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act.

        The following description of the Warrant Plan is qualified in its entirety by reference to the full text of the Warrant Plan as Exhibit B to this Proxy Statement. Shareholders are urged to read the actual text of the Warrant Plan in its entirety.

ELIGIBILITY

        Participation in the Warrant Plan is limited to members of the Boards of Directors of the Company and the Bank who are not (i) current employees of the Company or the Bank, or (ii) otherwise eligible to receive stock options under the Company's two existing stock option plans for employees ("Participating Directors"). As of March 20, 1998, there are nine such outside Directors. Directors who are officers or employees of the Company or the Bank are not eligible to participate in the Warrant Plan.

SHARES AVAILABLE

        A total of 65,000 shares of Common Stock is reserved for issuance under the Warrant Plan, subject to certain adjustments. Such shares may be authorized by unissued shares, treasury shares, or shares purchased on the open market.

WARRANT GRANT

        The Warrant Plan is designed to provide a benefit to Participating Directors only if specified performance criteria, which should benefit all shareholders, are achieved.

        Under the Warrant Plan, on each April 1 from 1999 through 2001 (such date being referred to as a "Grant Date"), each individual elected, re-elected or continuing as a Participating Director will automatically receive a warrant to purchase shares of common stock, provided that (i) the Company's return on equity for its most recently completed fiscal year has reached a minimum level (set forth below), and (ii) in the case of re-elected or continuing Participating Directors, that individual shall have attended at least 70% of the meetings of the Boards and any committees thereof on which he or she served during preceding fiscal year.

        The number of shares subject to Warrants is determined with reference to the Company's return on equity for the immediately preceding fiscal year. If the Company's return on equity is at least nine percent (9%) and equals or exceeds 125% of the simple average return on equity of Peer Institutions (as defined in the Plan), the Warrant shall apply to 1,000 shares. If the Company's return on equity is at least nine percent (9%) and equals or exceeds 150% of the simple average return on equity of Peer Institutions, the Warrant shall apply to 2,000 shares. No Warrants shall be granted in respect of any fiscal year for which fewer than all of the foregoing conditions are satisfied.

        For purposes of the Warrant Plan, "Peer Institutions" means a comparison group consisting of all thrift institutions that are operating in New York State only as a single banking name or franchise and having between $175 and $500 million in assets, which are organized as publicly-held stock companies or as subsidiaries of publicly-held stock companies. The return on equity of the Company and the Peer Institutions means the calculation thereof as set forth in their respective filings with the Securities and Exchange Commission.

EXERCISE PRICE

        Under the Warrant Plan's formula, the exercise price for Warrants will be the market value on the Grant Date, defined therein as the higher of (a) the simple average of the high and low prices at which the Common Stock traded on the NASDAQ/NMS on the Grant Date, or (b) the last sale price of Common Stock on the NASDAQ/NMS on the Grant Date.

LIMITATION ON GRANTING WARRANTS

        If, on the Grant Date, the General Counsel of the Company determines, in his or her sole discretion, that the Company is in possession of material, undisclosed information that would prevent it from issuing securities, then the annual grant of Warrants to Participating Directors will be suspended until the second day after public dissemination of the information (or the first trading day thereafter). The General Counsel may only suspend the annual grant; the amount, pricing and other terms of the grant will remain as set forth in the Warrant Plan, with the exercise price of the Warrant to be determined in accordance with the formula on the date the Warrant is finally granted.

CESSATION OF SERVICE

        Upon termination of service as a Participating Director for reasons other than retirement at or after age 72 or death, only those Warrants immediately exercisable at the termination date shall thereafter be exercisable, and only for three months after termination of service (but in no event after their expiration date). Upon retirement at or after age 72 or death, all Warrants granted to a Participating Director shall immediately vest, without the passage of time, and become fully exercisable by such Participating Director or his or her legal representative of heirs, for three months after the date of retirement and six months after the date of death (but in no event after the expiration date).

OTHER INFORMATION

        The Warrant Plan will become effective on approval of the Company's shareholders, and will terminate, for purposes of granting further warrants, on the day after the Grant Date in 2001, unless terminated earlier by the Board of Directors or extended by the Board with approval of shareholders.

1933 ACT REGISTRATION

        The Company intends to register the shares to be issued or issuable under the Plan pursuant to a registration statement on Form S-8 as soon as practicable after the Annual Meeting of Shareholders.

FEDERAL INCOME TAX RAMIFICATIONS OF THE PLAN

        The warrants issued pursuant to the Warrant Plan will be non-qualified stock options. A non-qualified stock option granted under the Plan is taxed in accordance with Section 83 of the Internal Revenue Code of 1986, as amended, and the Regulations promulgated thereunder. The following general rules are applicable to Participating Directors and to the Company for Federal income tax purposes under existing law, based upon the assumptions that (i) the Warrants will not have a readily ascertainable fair market value as of the date of the grant, and (ii) the Common Stock acquired by exercising the non-qualified stock option will be either transferable or not subject to a substantial risk of forfeiture as defined in Regulations under Section 83 of the Code:

        1. The Participating Director does not realize any taxable income upon the grant of a Warrant, and the Company is not allowed a business expense deduction by reason of such grant.

        2. The Participating Director will recognize ordinary compensation income at the time of exercise of a Warrant in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. In accordance with the Regulations under the Code and applicable state law, the Company will require the Participating Director to pay to the Company an amount sufficient to satisfy withholding taxes in respect of such compensation income at the time of the exercise of the Option.

        3. If the Participating Director sells the shares, he or she will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the shares (i.e., the exercise price plus the amount taxed to the Participating Director as compensation income). If the Participating Director holds the shares for longer than the statutory holding period, this gain or loss will be a long-term capital gain or loss. The statutory holding period presently is one year.

        4. In general, the Company will be entitled to a tax deduction in the year in which compensation income is recognized.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ADOPTION OF THIS PROPOSAL.


                DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS
                     TO BE PRESENTED AT 1999 ANNUAL MEETING

         Any proposal intended to be presented by any shareholder at the 1999 Annual Meeting of the Company must be received by the Secretary of the Company at the principal executive offices, 33 E. Genesee Street, Skaneateles, New York 13152-0460, no later than November 20, 1998, to be considered for inclusion in the Proxy Statement and proxy relating to the 1999 Annual Meeting.

                          ANNUAL REPORT TO SHAREHOLDERS

         A copy of the Company's Annual Report to Shareholders for the year ended December 31, 1997 accompanies this Proxy Statement. The Annual Report includes a general description of the business of Skaneateles Bancorp, Inc., management's discussion and analysis of financial condition and results of operations, and the Company's consolidated financial statements, with the independent auditor's report thereon.

                           ANNUAL REPORT ON FORM 10-K

         Upon receipt of a written request, the Company also will furnish to shareholders, without charge, a copy of the Company's Annual Report on Form 10-K, for the year ended December 31, 1997. Such a written request should be directed to J. Daniel Mohr, Investor Relations, Skaneateles Bancorp, Inc., 33 E. Genesee Street, Skaneateles, New York 13152-0460.

                                  OTHER MATTERS

         Other than procedural matters with respect to the conduct of the meeting, management is not aware of any business to come before the meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxy set forth in the accompanying proxy will be voted with respect to those other matters in accordance with the judgment of the person voting the proxies.

         The cost of the solicitation of proxies will be borne by the Company. The Company has engaged Regan & Associates, Inc. for the purpose of soliciting proxies. The cost of these services is approximately $3,000, plus out-of-pocket expenses. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                             By Order of the Board of Directors,





                                             JOHN P. DRISCOLL
                                             Chairman, President and
                                             Chief Executive Officer


Skaneateles, New York
March 20, 1998

                                   APPENDIX A

                            SKANEATELES BANCORP, INC.

                             1998 STOCK OPTION PLAN


1.      PURPOSE.

        The Skaneateles Bancorp, Inc. 1998 Stock Option Plan (the "Plan"), effective February 10, 1998, is designed to attract and retain key employees of Skaneateles Bancorp, Inc., a Delaware corporation (the "Company"), and its wholly owned subsidiary, Skaneateles Savings Bank (the "Bank"), and to encourage them to contribute to the success of the Bank and the Company by providing the opportunity for stock ownership. The Company may grant under the Plan both incentive stock options within the meaning of Section 422 of the Internal Revenue Code ("Incentive Stock Options") and stock options that do not qualify for treatment as Incentive Stock Options ("Nonstatutory Stock Options"). Unless expressly provided to the contrary, all references herein to "Options" include both Incentive Stock Options and Nonstatutory Stock Options.

2.      ADMINISTRATION.

        (a) The Plan shall be administered by a stock option committee (the "Committee") designated by the Board of Directors of the Company (the "Board").

        (b) Subject to the express provisions of the Plan, the Committee shall have the authority, in its discretion and without limitation:

               (i) to determine the individuals to whom Options are granted, whether an Option is intended to be an Incentive Stock Option or a Nonstatutory Stock Option, the times when such individuals shall be granted Options, the number of shares to be subject to each Option, the term of each Option, the date when each Option shall become exercisable, whether an Option shall be exercisable in whole or in part in installments, the number of shares to be subject to each installment, the date each installment shall become exercisable, the term of each installment, and the option price of each Option;

               (ii) to accelerate the date of exercise of any Option or any installment thereof (irrespective of any vesting schedule that may have been part of the grant of such Option); and

               (iii) to make all other determinations necessary or advisable for administering the Plan.

        (c) The Committee shall act by majority vote. The Committee's decision on any question concerning or involving the interpretation or administration of the Plan shall, as between the Company and Option holders, be final and conclusive. The Committee may consult with counsel, who may be counsel for the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

3.      ELIGIBILITY.

        (a) Participants in the Plan shall be selected by the Committee from among the employees of the Company or its subsidiaries. All references in this Plan to employees of the Company shall mean and include employees of any subsidiary of the Company, as such term is defined in Section 424 of the Internal Revenue Code.

        (b) The right of the Company to terminate the employment of a Plan participant at any time, with or without cause, shall in no way be restricted by the existence of the Plan, any Option granted hereunder, or any stock option agreement relating thereto.

4.      NUMBER OF SHARES.

        Subject to the provisions of Section 5, the total number of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), which may be issued under Options granted pursuant to the Plan shall not exceed 71,500. Shares subject to the Plan may be either authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any Option is surrendered before exercise, or lapses without exercise, or for any other reason ceases to be exercisable, the shares subject to such Option shall continue to be available for the grant of Options under the Plan. The Plan shall terminate on February 10, 2008, or the earlier dissolution of the Company, and no Option shall be granted after such date.

5.      ADJUSTMENT PROVISIONS.

        In the event that:

               (a) in connection with a merger or consolidation of the Company or a sale by the Company of all or a part of its assets, the outstanding shares of Common Stock are exchanged for a different number or class of shares of stock or other securities of the Company, or for shares of the stock or other securities of any other entity; or

               (b) new, different or additional shares or other securities of the Company or of another entity are received by the holders of Common Stock, whether by way of recapitalization or otherwise; or

               (c) any dividend in the form of stock is made to the holders of Common Stock, or any stock split or reverse split pertaining to Common Stock is effected;

then the Board shall make the appropriate adjustment to:

               (i) the number and kind of shares or other securities that may be issued upon exercise of Options yet to be granted;

               (ii) the option price per share to be paid upon exercise of each outstanding Option; and

               (iii) the number and kind of shares or other securities covered by each outstanding Option.

6.      ANNUAL LIMITATION ON INCENTIVE STOCK OPTIONS.

        The aggregate fair market value (determined as of the date the Option is granted) of the shares with respect to which Incentive Stock Options are exercisable for the first time by a grantee during any calendar year (under all plans of the Company and any parent and subsidiaries of the Company) shall not exceed $100,000.

7.      OPTION PRICE.

        (a) For purposes of the Plan, the term "Grant Date" shall mean the date on which the grant of an Option is duly authorized by the Board. The option price at which an Option shall be exercisable shall be at least the Fair Market Value (as such term is defined below) per share of the Common Stock on the Grant Date of such Option. However, if an Option is granted to any person who would, after the grant of such Option, be deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, or of any parent or subsidiary of the Company (a "Ten Percent Shareholder"), the option price shall be not less than 110 percent of the fair market value per share of the Common Stock on the Grant Date of such Option.

        (b) For purposes of the Plan, Fair Market Value of the Common Stock shall be the higher of: (a) the simple average of the high and low prices at which the Common Stock is traded on the Grant Date, as quoted on NASDAQ/NMS on that date; or (b) the price of the last sale of Common Stock on the Grant Date as quoted by NASDAQ/NMS. If the Company's Common Stock is not listed on NASDAQ/NMS, then the foregoing price determination shall be made by reference to any National Exchange (as that term is defined by Section 12 of the Securities and Exchange Act of 1934) or any other electronic transfer or exchange service on which the Company's Common Stock may be listed.

8.      TERM OF OPTIONS.

        Subject to the provisions of Section 18, the term of each Option shall be determined by the Committee, but in no event shall an Option be exercisable, either in whole or in part, after the expiration of ten years from the Grant Date of such Option. Notwithstanding the foregoing, an Incentive Stock Option granted to a Ten Percent Shareholder shall not be exercisable, either in whole or in part, after the expiration of five years from the Grant Date of such Option. The Committee and an Option holder may at any time by mutual agreement terminate any Option held by such Option holder.

9.      STOCK OPTION AGREEMENTS.

        Each Option shall be evidenced by a written agreement which sets forth:
(a) the number of shares subject to the Option; (b) the option price; (c) the vesting schedule of the Option or a statement that the Option is immediately exercisable in full; (d) the expiration date of the Option; (e) the method of payment on exercise of the Option; (f) whether the Option is an Incentive Stock Option or a Nonstatutory Stock Option; and (g) such additional provisions, not inconsistent with the Plan, as the Committee may prescribe.

10.     EXERCISE OF OPTIONS.

        (a) Each Option, or any installment thereof, shall be exercised, whether in whole or in part, by giving written notice to the Company at its principal office, specifying the number of shares of Common Stock being purchased and the purchase price being paid, and accompanied by payment in full of the purchase price.

        (b) An Option holder shall pay for the shares subject to the Option by one or any combination of the following methods, as determined by the Committee on the Grant Date of the Option: (i) in cash, or (ii) by delivery of shares of Common Stock already owned by the Option holder. Any shares of Common Stock that are so delivered to pay the option price shall be valued at Fair Market Value on the date of such Option exercise.

        (c) The exercise of an Option shall be conditioned upon the Option holder making arrangements satisfactory to the Committee for the payment to the Company of the amount of all taxes required by any governmental authority to be withheld and paid over by the Company to the governmental authority on account of the exercise. The payment of such withholding taxes to the Company shall be made by one or any combination of the following methods, as determined by the
Committee: (i) in cash, or (ii) by the Company withholding such taxes from any other compensation owed to the Option holder by the Company or any of its subsidiaries.

11.     NON-ASSIGNMENT.

        Each Option by its terms shall provide that it is not transferable by the Option holder otherwise than by will or the laws of descent and distribution, and that during the lifetime of the Option holder, it is exercisable only by him.

12.     DEATH OF OPTION HOLDER.

        In the event that an Option holder shall die (i) while he is an employee, director or advisor of the Company, or within three months after termination of such status, and (ii) prior to the complete exercise of Options granted to him under the Plan, then any such remaining Options with exercise periods outstanding may be exercised, in whole or in part, within one year after the date of the Option holder's death and then only:

               (a) by the Option holder's estate or by such person(s) to whom the Option holder's rights hereunder shall have passed under his will or the laws of descent and distribution;

               (b) to the extent that the Option holder was entitled to exercise the Option on the date of his death, and subject to all of the conditions on exercise imposed hereby; and

               (c) prior to the expiration of the term of the Option.

13.     TERMINATION OF EMPLOYMENT.

        (a) During the lifetime of an Option holder, an Option shall be exercisable only while he is an employee, director or advisor of the Company and has been an employee, director or advisor continuously since the Grant Date of the Option, or within three months after the date on which he ceases to be such an employee, director or advisor for any reason; provided, however, that in the case of an Option holder who is permanently and totally disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code), such three-month period shall instead be one year.

        (b) Any Option that is exercisable after termination of service as an employee, director or advisor, as provided by Section 13(a), shall be exercisable only to the extent that the Option holder would have been entitled to exercise the Option on the date of such termination; and further, no Option shall be exercisable after the expiration of the term thereof.

        (c) For purposes of this Section 13, an employment relationship shall be treated as continuing during the period when an Option holder is on military duty, sick leave or other bona fide leave of absence if the period of such leave does not exceed 90 days or, if longer, so long as a statute or contract guarantees the Option holder's right to re-employment with the Company. When the period of leave exceeds 90 days and the individual's right to re-employment is not so guaranteed, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

14.     ADDITIONAL REQUIREMENTS.

        Each grant of an Option under the Plan, and (unless a Registration Statement with respect thereto shall then be effective under the Securities Act of 1933, as amended (the "Securities Act")) each issuance of shares of Common Stock upon exercise of an Option, shall be conditioned upon the Company's prior receipt of a duly executed letter of investment intent, in form and content satisfactory to counsel for the Company, of the Option holder that such Option and such shares are being acquired by such holder solely for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of selling, transferring or disposing of the same. Any shares of Common Stock acquired by the holder upon exercise of the Option may not thereafter be offered for sale, sold or otherwise transferred unless (a) a Registration Statement with respect thereto shall then be effective under the Securities Act, and the Company shall have been furnished with proof satisfactory to it that such holder has complied with applicable state securities laws, or (b) the Company shall have received an opinion of counsel in form and substance satisfactory to counsel for the Company that the proposed offer for sale, sale or transfer is exempt from the registration requirements of the Securities Act and may otherwise be transferred in compliance with the Securities Act and in compliance with any other applicable law, including all applicable state securities laws; and the Company may withhold transfer, registration and delivery of such securities until one of the foregoing conditions shall have been met.

15.     LISTING AND REGISTRATION.

        The Company, in its discretion, may postpone the issuance and delivery of shares upon any exercise of an Option until completion of such stock exchange listing, or registration or other qualification of such shares under any state or federal law, rule or regulation, as the Company may consider appropriate; and may require any person exercising an Option to make such representations and furnish such information as it considers appropriate in connection with the issuance of the shares in compliance with applicable law, including without limitation federal or state laws regulating the sale or issuance of securities. Notwithstanding the foregoing, the Company shall be under no obligation whatsoever to list, register or otherwise qualify any shares subject to Options under the Plan.

16.     RIGHTS AS A SHAREHOLDER.

        No Option holder shall have any rights as a shareholder with respect to the shares of Common Stock purchased by him pursuant to the exercise of an Option until the date of the issuance to him of a stock certificate representing such shares. No adjustment shall be made for dividends or for distributions of any other kind with respect to shares for which the record date is prior to the date of the issuance to the Option holder of a certificate for the shares.

17.     EFFECT OF ACQUISITION, REORGANIZATION OR LIQUIDATION.

        Notwithstanding any provision to the contrary in this Plan or in any agreement evidencing Options granted hereunder, all Options with exercise periods then currently outstanding shall become immediately exercisable in full and remain exercisable until their expiration in accordance with their respective terms upon the occurrence of either of the following events:

               (a) the first purchase of shares pursuant to a tender or exchange offer which is intended to effect the acquisition of more than 50% of the voting power of the Company (other than a tender or exchange offer made by the Company); or

               (b) approval by the Company's shareholders of: (i) a merger or consolidation of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving corporation and which does not result in any reclassification or reorganization of the shares), (ii) a sale or disposition of all or substantially all of the Company's assets, or (iii) a plan of complete liquidation or dissolution of the Company.

18.     CONDITIONAL OPTIONS.

        Prior to approval and ratification of the Plan by the shareholders of the Company, the Committee may grant "Conditional Options" under the Plan. In addition, in the event that any amendment to the Plan requires approval and ratification by the shareholders, then prior to such approval and ratification the Committee may grant Conditional Options under the Plan. Conditional Options may be granted under the Plan only under the following conditions: (a) a Conditional Option shall be clearly identified as a Conditional Option; (b) the grant of a Conditional Option shall be expressly conditioned upon the approval and ratification of the Plan (or of the amendment to the Plan, as the case may be) by the shareholders of the Company; (c) such shareholder approval and ratification shall occur no later than the Annual Meeting of Shareholders of the Company next following the effective date of the Plan (or of the amendment to the Plan, as the case may be); and (d) notwithstanding any other provision of the Plan, no holder of a Conditional Option shall have any right to exercise such Option prior to such approval and ratification of the Plan (or of the amendment to the Plan, as the case may be) by the shareholders. Notwithstanding any other provision of the Plan, prior to approval and ratification of the Plan (or of the amendment to the Plan, as the case may be) by the shareholders of the Company, no holder of a Conditional Option shall have any right to sell, assign, transfer, pledge or encumber the Conditional Option, or the shares underlying the Conditional Option, except by will or the laws of descent and distribution. If the shareholders of the Company fail to approve and ratify the Plan (or the amendment to the Plan, as the case may be) by the date of such Annual Meeting of Shareholders, then all Conditional Options granted hereunder conditioned upon such approval and ratification shall be automatically canceled and shall immediately become null and void.

19.     AMENDMENT OF PLAN.

        The Plan may be amended at any time by the Committee, provided that (except for amendments made pursuant to Section 5) no amendment made without the approval and ratification of the shareholders of the Company shall increase the total number of shares which may be issued under Options granted pursuant to the Plan, extend the latest date upon which Options may be granted or shall be exercisable, change the class of persons eligible to be granted Options, or otherwise materially increase the benefits accruing to participants under the Plan.

20.     NO RESERVATION OF SHARES.

        The Company shall be under no obligation to reserve shares of Common Stock or other securities to satisfy the exercise of Options. The grant of Options hereunder shall not be construed as constituting the establishment of a trust of such shares, and no particular shares shall be identified as optioned or reserved for issuance hereunder. The Company shall have complied with the terms of the Plan if, at the time of its delivery of shares upon the exercise of any Option, it has a sufficient number of shares authorized and unissued, or issued and held in its treasury, which may then be delivered under the Plan, irrespective of the date on which such shares were authorized.

21.     APPLICATION OF PROCEEDS.

        The proceeds of the sale of shares of Common Stock by the Company under the Plan will constitute general funds of the Company and may be used by the Company for any purpose.

22.     CHOICE OF LAWS.

        The validity, interpretation and administration of the Plan and of any rules, regulations, determinations or decisions made hereunder, and the rights of any and all persons having or claiming to have any interest herein or hereunder, shall be determined exclusively in accordance with the laws of the State of New York (without regard to the choice of law provisions of such laws).

23.     IN GENERAL.

        (a) As used herein, the masculine pronoun shall include the feminine and the neuter, as appropriate to the context.

        (b) As used herein, the term "Section" shall mean the appropriate Section of the Plan unless the context clearly indicates otherwise.


                                    * * * * *



THE FOREGOING SKANEATELES BANCORP, INC. 1998 STOCK OPTION PLAN WAS DULY ADOPTED BY THE BOARD OF DIRECTORS ON FEBRUARY 10, 1998 AND THE SHAREHOLDERS OF THE COMPANY ON APRIL 21, 1998.


                                        -------------------------------------
                                        J. David Hammond, Secretary

                                   APPENDIX B

                            SKANEATELES BANCORP, INC.

                    1998 NON-EMPLOYEE DIRECTORS WARRANT PLAN


        The Skaneateles Bancorp, Inc. 1998 Non-Employee Directors Warrant Plan (the "Plan") is established to attract, retain and compensate for the services of highly qualified individuals who are not employees of Skaneateles Bancorp, Inc. (the "Company") or its wholly owned subsidiary, Skaneateles Savings Bank (the "Bank"), as members of their respective Boards of Directors, and to enable them to increase their ownership in the Company's Common Stock, par value per share $.01 (the "Common Stock"). The Plan will be beneficial to the Company and its stockholders since it will allow these directors to have a greater personal financial stake in the Company through the ownership of Company stock, in addition to underscoring their common interest with stockholders in increasing the value of the Common Stock over the long term.

        1. ELIGIBILITY. All members of the Boards of Directors of the Company and the Bank (including those elected after the effective date of this Plan) who are not (i) current employees of the Company or the Bank, or (ii) otherwise eligible for stock option grants pursuant to the Company's stock option plans for employees (such individuals being referred to in this Plan as "Non-Employee Directors") are eligible to participate in this Plan.

        2. WARRANTS. All Warrants granted under this Plan shall be deemed non-qualified stock options ("NQSO").

        3.     SHARES AVAILABLE.

               A. NUMBER OF SHARES AVAILABLE. The total number of Shares that may be issued pursuant to Warrants granted hereunder shall not exceed 65,000. Shares subject to Warrants granted hereunder may be authorized but unissued shares, treasury shares, shares purchased on the open market or shares issued pursuant to a rights offering or dividends. If any Warrant is surrendered before exercise, or lapses without exercise, or for any other reason ceases to be exercisable, in whole or in part, the Shares reserved for the unexercised portion thereof shall continue to be available for the grant of Warrants hereunder.

               B. ADJUSTMENTS. In event of a reorganization, stock split, stock dividend, distribution in shares, combination of shares, merger consolidation, rights offering, or any other change in the corporate structure of shares of the Company, then adjustments shall be made in the number and kind of shares authorized by this Plan, in the number and kind of shares covered by, and in the option price of, outstanding Warrants under this Plan if, and in the same manner as, such adjustments are made to any option issued under the Company's then current incentive stock option plan.

        4.     GRANTS OF WARRANTS.

               A. ANNUAL GRANTS BASED ON COMPANY'S RETURN ON EQUITY. On each April 1, beginning in 1999 and continuing through 2001 (each, a "Grant Date"), each individual elected or continuing as a Non-Employee Director shall be granted a Warrant to purchase, for the price and on the terms and conditions set forth in this Plan:

                      (i) 1,000 shares of Common Stock, if the Company's Return
               on Equity (as defined below) for its immediately preceding fiscal year (a) is at least nine percent (9%) and (b) equals or exceeds 125% of the simple average Return on Equity of Peer Institutions (as defined below);

                      (ii) 2,000 shares of Common Stock, if the Company's Return on Equity for its immediately preceding fiscal year (a) is at least nine percent (9%) and (b) equals or exceeds equals 150% of the simple average Return on Equity of Peer Institutions;

In the case of any re-elected or continuing director, the grant of any Warrant shall be subject to the condition that he or she shall have attended (or been excused for an appropriate reason from attending) at least seventy percent (70%) of the meetings of the full Board of Directors of the Company or the Bank, as the case may be, and of any applicable committees thereof on which he or she served during the preceding fiscal year while the Plan is in effect.

No Warrants shall be granted in respect of any fiscal year unless all of the conditions of this Section 4 are satisfied.

               B.     DEFINITIONS.  For purposes of this Plan:

                      (i) "Peer Institutions" means all thrift institutions that are operating in New York State only as a single banking name or franchise and having between $175 and $500 million in assets, which are organized as publicly-held stock companies or as subsidiaries of publicly-held stock companies.

                      (ii) "Return on Equity" means the calculation thereof for the Peer Institutions as set forth in their respective filings with the Securities and Exchange Commission.

               C. LIMITATION. Notwithstanding anything to the contrary contained herein, if, on any Grant Date, counsel to the Company determines, in his or her sole discretion, that the Company is in possession of material, undisclosed information about the Company which might reasonably be determined to have an effect on the trading price of its securities, the annual grant of Warrants to Non-Employee Directors shall be suspended until the second day after public dissemination of such information and the price and other relevant terms shall then be determined by reference to such later date. If, on a Grant Date, the Common Stock is not traded on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ/NMS") or other exchange as described in Section 5, then the grant shall be made the next day thereafter on which Common Stock is so traded.

               D. DECLINING A WARRANT. Any Non-Employee Director may, by written notice received by the Company prior to the Grant Date of such Warrant, elect to decline a Warrant, in which case such Warrant shall not be granted to him or her, but in no event shall the Company pay or provide such Non-Employee Director anything of value in lieu of the declined Warrant. An election to decline a Warrant shall be revocable by a Non-Employee Director by written notice received by the Company prior to the Grant Date of such Warrant.

        5. PRICE. The per share exercise price of each Warrant shall be the higher of the following ("Market Value"): (a) the simple average of the high and low prices at which the Common Stock is traded on the date of the grant, as quoted on NASDAQ/NMS on that date; or (b) the price of the last sale of Common Stock on that date as quoted by NASDAQ/NMS. If the Company's Common Stock is not listed on NASDAQ/NMS, then the foregoing price determination shall be made by reference to any National Exchange (as that term is defined by Section 12 of the Securities and Exchange Act of 1934) or any other electronic transfer or exchange service on which the Company's Common Stock may be listed.

        6. EXPIRATION. To the extent any vested Warrant remains unexercised on the tenth anniversary of the Grant Date, it shall be forfeited.

        7. MANNER OF EXERCISE. A Warrant shall be exercised by written notice to the Company specifying the number of whole Shares to be purchased and accompanied by full payment, in cash, for such Shares. Alternatively, the exercise price of a Warrant may be paid, in whole or in part, by delivery of Shares already owned by the Non-Employee Director (or his estate), which will be accepted in exchange at the Market Value of the Shares on the date of exercise. Upon determining that compliance with this Plan has occurred, the Company shall cause to be issued certificates for the Shares purchased.

        8.     CESSATION OF SERVICE.

               A. Except as provided in Section 9 hereof, upon termination of service as a Participating Director, only those Warrants immediately exercisable at the termination date shall thereafter be exercisable. Any such Warrants must be exercised within three months of cessation of service (but in no event after the expiration date) or they shall be forfeited.

               B. If a Non-Employee Director becomes an employee of the Company or the Bank or otherwise no longer satisfies the requirements for eligibility set forth in Section 1 hereof, then all Options already granted to him hereunder shall continue in full force and effect, in accordance with their original terms, for so long as he remains a member of the Board of Directors, but he shall be entitled to no further grants of Warrants hereunder.

        9. RETIREMENT; DEATH. Upon his or her retirement from Board service at or after age 72 or death, all Warrants granted to a Participating Director shall immediately vest, without the passage of time, and become fully exercisable by such Participating Director or his or her legal representative or heirs, notwithstanding any other provision of the Plan to the contrary. Such Warrants must be exercised, in whole or in part, within three months from date of retirement or six months from the date of death (but in no event after the expiration date) or they shall be forfeited.

        10. ADMINISTRATION AND AMENDMENT OF THE PLAN. This Plan shall be administered by the Board of Directors of the Company. This Plan may be terminated or amended by the Board of Directors as it deems advisable. However, an amendment revising timing of Warrant grants, the recipients of Warrants, the pricing mechanism, vesting schedule or option period of, or amount of shares under a Warrant shall not be made more frequently than every six months unless otherwise necessary to comply with the Internal Revenue Code of 1986, as amended, or with the Employee Retirement Income Security Act of 1974, as amended. No amendment may revoke or alter in a manner unfavorable to the grantees any Warrants then outstanding, nor may the Board amend this Plan without stockholder approval where the absence of such approval would cause the Plan to fail to comply with Rule 16b-3 under the Securities Exchange Act of 1934 (the "Act"), or any other requirement of applicable law or regulation. Warrants may not be granted under the Plan in respect of any fiscal year ending after December 31, 2002.

        11. NON-TRANSFERABILITY. No Warrant granted under this Plan is transferable other than by will or the laws of descent and distribution. During the Non-Employee Director's lifetime, a Warrant may only be exercised by him or her or his or her guardian or legal representative.

        12. COMPLIANCE WITH SEC REGULATIONS. It is the Company's intent that the Plan comply in all respects with Rule 16b-3 of the Act and any regulations promulgated thereunder. If any provision of this Plan is later found not to be in compliance with the Rule, the provision shall be deemed null and void. All grants and exercises of Warrants under this Plan shall be executed in accordance with the requirements of Section 16 of the Act, as amended, and any regulations promulgated thereunder.

        13. NOTICES. All notices and other communications required or permitted under this Plan shall be written, and shall be either delivered personally or sent by registered or certified first-class mail, postage prepaid and return receipt requested, or by telex or telecopier, addressed as follows: if to the Company, to the Company's principal office at P.O. Box 460, Skaneateles, New York 13152, Attention: President; and if to a Participating Director or his legal representative, to the address last furnished by such person to the Company. Each such notice and communication that is delivered personally shall be deemed to have been given when delivered, given by mail shall be deemed to have been given when it is deposited in the United States mail in the manner specified herein, and given by telex or telecopier shall be deemed to have been given when it is so transmitted and the appropriate answer back is received. A party may change its address for the purpose hereof by giving notice in accordance with the provisions of this Section 15.

        14. NONTRANSFERABILITY. No Warrant granted under this Plan is transferable other than by will or the laws of descent and distribution. During a Participating Director's lifetime, an Warrant may only be exercised by him.

        15. NO ADDITIONAL RIGHTS. Except as provided in this Plan, no Participating Director shall have any claim or right to be granted an Warrant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any person any right to continue to serve as a member of the Board of Directors. No person, estate or other entity shall have any rights as a stockholder of the Company with respect to Shares subject to Warrants until a certificate for such Shares has been delivered to the person exercising the Warrant in accordance with the terms of this Plan.

        16. CHOICE OF LAW. The validity, interpretation and administration of this Plan and of any rules, regulations, determinations or decisions made hereunder, and the rights of any and all persons having or claiming to have any interest herein or hereunder, shall be determined exclusively in accordance with the laws of the State of Delaware (without regard to the choice of law provisions of such laws).

        17. INTERPRETATION. As used herein, and as appropriate to the context, the masculine pronoun shall include the feminine and the neuter, and the singular shall include the plural.

        18. MISCELLANEOUS. Except as provided in this Plan, no Non-Employee Director shall have any claim or right to be granted a Warrant under this Plan. Neither the Plan nor any action thereunder shall be construed as giving any director any right to be retained in the service of the Company.

        19. EFFECTIVE DATE. The Plan shall become effective immediately following the annual meeting of stockholders at which time stockholder approval of the Plan is obtained, but no Warrant shall be issued hereunder to any Non-Employee Director until after the Company's 1998 Annual Meeting of Stockholders.

                                    * * * * *

THE FOREGOING SKANEATELES BANCORP, INC. 1998 NON-EMPLOYEE DIRECTORS WARRANT PLAN WAS DULY ADOPTED BY THE BOARD OF DIRECTORS ON FEBRUARY 10, 1998 AND THE SHAREHOLDERS OF THE COMPANY ON APRIL 21, 1998.


                                           ------------------------------------
                                           J. David Hammond, Secretary

       /X/   PLEASE MARK VOTES               REVOCABLE PROXY
             AS IN THIS EXAMPLE          SKANEATELES BANCORP, INC.

                        ANNUAL MEETING OF STOCKHOLDERS
                                APRIL 21, 1998

The undersigned hereby appoints Gary L. Karl proxy for the undersigned with full power of substitution, to vote all shares of the Common Stock of SKANEATELES BANCORP, INC. (the "Company") owned by the undersigned at the Annual Meeting of Stockholders to be held at the Skaneateles Country Club on Tuesday, April 21, 1998 at 10:00 a.m. local time, and at any adjournments thereof:

        LEAVE THIS AREA
        BLANK FOR ADDRESS

    Please be sure to sign and date  Date
    this Proxy in the box below.
                                     -------------------------------------------

    ----------Stockholder sign above ------- Co-holder (if any) sign above

                                                                                                       FOR ALL
1. The election as directors of all nominees listed (except as            FOR         WITHHOLD         EXCEPT
   marked to the contrary below):                                        /  /           /  /            /  /

   WALTER D. COPELAND, JOHN P. DRISCOLL, CARL W. GERST, JR.,
   JOHN B. HENRY

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME
IN THE SPACE PROVIDED.

2. The approval of KPMG Peat Marwick LLP as the Company's                 FOR          AGAINST         ABSTAIN
   independent auditors for the fiscal year ending December              /  /           /  /            /  /
   31, 1998.

3. The proposal to amend the Company's certificate of                    /  /           /  /            /  /
   incorporation to increase the number of shares of Common
   Stock, par value $.01 per share, which the Corporation has authority to issue, from 2,500,000 to 4,000,000.

4. The proposal to ratify and approve the 1998 Stock Option              /  /           /  /            /  /
   Plan.

5. The proposal to ratify and approve the 1998 Non-Employee              /  /           /  /            /  /
   Director Warrant Plan.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE
LISTED PROPOSALS.

   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

   The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Meeting and of a Proxy Statement dated March 20, 1998.

   Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please so indicate.

--------------------------------------------------------------------------------
   DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                           SKANEATELES BANCORP, INC.

                               PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY